SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                February 6, 2007


                                OPTIONABLE, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                          000-51837                           52-2219407
(State or other jurisdiction      (Commission File number)         (IRS Employer
of incorporation or organization)                            Identification No.)


               465 Columbus Avenue, Suite 280, Valhalla, NY 10595
               (Address of principal executive offices) (Zip Code)

                                 (914) 773-1100
              (Registrant's Telephone Number, Including Area Code)



                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                 Section 1--Registrant's Business and Operations

Item 2.02. Results of Operations and Financial Condition.
On February 6, 2007, Optionable, Inc. issued a press release announcing its results of operations for the interim period and the year ended
December 31, 2006. A copy of the press release is attached as Exhibit 99 to this report. This information (including Exhibit 99) is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements or other documents filed under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.  Title

99           Press release issued by Optionable, Inc. on February 6, 2007



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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     OPTIONABLE, INC.


Date: February 6, 2007                               By: /s/ Marc-Andre Boisseau
                                                         Marc-Andre Boisseau
                                                         Chief Financial Officer



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